FORMCAP CORP.

FORM 8-K

 (Current report filing)

Filed 05/17/11

Address

50 WEST LIBERTY STREET

SUITE 880

RENO, NV 89501

Telephone

888-777-8777

CIK

0001102709

Symbol

FRMC

SIC Code

7372 – Prepackaged Software

Fiscal Year

12/31

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of Earliest Event Reported ) : May 17, 2011

FORMCAP CORP.
( Exact name of registrant as specified in its charter )

Nevada
( State or Other Jurisdiction of Incorporation )

0 - 28847
( Commission File Number )

1006772219
( I. R. S. Employer Identification No. )

50 West Liberty Street, Suite 880, Reno, NV 89501
( Address of principal executive offices, including zip code. )

888-777-8777
( Registrant's Telephone Number, Including Area Code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17CRF 240.14d-2(b) )
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17CRF 240.13e-4(c) )

Section 1.  Registrant’s Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2011, the Registrant entered into a “Seismic Option, Farm-out and Participation” agreement (“Agreement”) with 1211901 Alberta Ltd., a private Alberta corporation, involving lands described in the title documents as “Twp 49 Rge 15W5M: Section 6”, Peco Area, Province of Alberta, Canada (“Lands”).  The Agreement is comprised of a Seismic Option, a Farm-Out and a Participation clause, each of which contractually sets out the terms that will underpin the Registrant’s exploration obligations and working interest in the project.  The Agreement stipulates a commencement date for the shooting of a 3D seismic program on the Lands not later than June 1, 2011.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the agreement which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Section 9. Financial Statement and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

    Exhibit

    Number    Exhibit Title or Description

    -------   -------------------------------------------

    10.1      Agreement dated March 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

FormCap Corp.

By :  /s/

      --------------

 Graham Douglas

President, Secretary, Treasurer and Director

May 17, 2011